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                                                                    EXHIBIT 23.2



                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 25, 2000 relating to the financial statements and financial statement schedule of Avaya Inc., which appears in Avaya Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York New York
February 14, 2001